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                                                                    EXHIBIT 23.1



                        CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in the Registration statement (Form S-8 No. 33-28905) of Precision Aerotech, Inc. and in the related Prospectus of our report dated July 19, 1995, with respect to the consolidated financial statements and schedules of Precision Aerotech, Inc. included in this Annual Report (Form 10-K) for each of the three years in the period ended April 30, 1995.



San Diego, California
July 28, 1995